Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2014
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information

Note P: Supplemental Cash Flow Information

The components of the change in other assets and liabilities, net, are as follows:

years ended December 31

(add 000)	2014	2013	2012
Other current and noncurrent assets	$8,066	$1,186	$(2,354)
Accrued salaries, benefits and payroll taxes	10,136	(4,276)	7
Accrued insurance and other taxes	(17,641)	421	2,274
Accrued income taxes	27,680	3,889	(13,343)
Accrued pension, postretirement and postemployment benefits	1,150	(4,795)	(13,904)
Other current and noncurrent liabilities	(10,681)	7,373	3,836
Change in other assets and liabilities	$18,710	$3,798	$(23,484)

The change in accrued salaries, benefits and payroll taxes from 2013 to 2014 was attributable to an increase in the TXI-related severance accrual of $11,444,000.  The change in accrued insurance and other taxes from 2013 to 2014 was attributable to, among other changes, a decrease in accrued property taxes of $6,833,000 (net of accrued property taxes acquired with TXI). The change in accrued income taxes was attributable to the company’s tax liability position of $23,000,000 in 2014 versus the tax refund position of $5,000,000 in 2013. The change in other current and noncurrent liabilities in 2014 was primarily attributable to the payment of $22,714,000 for accrued interest on the notes assumed from TXI.

Noncash investing and financing activities are as follows:

years ended December 31

(add 000)	2014	2013	2012
Noncash investing and financing activities:
Acquisition of assets through asset exchange	$2,091	$—	$690
Acquisition of assets through capital lease	$7,788	$10,341	$—
Seller financing of land purchase	$1,500	$—	$—
Acquisition of TXI net assets assumed through issuances of common stock and options (See Note C)	$2,691,986	$—	$—